Exhibit 99.1

Exceeding Expectations

Fleet Status Report

17 December 2012

ENSCO 5006

Inpex Corporation, a new customer, contracted ENSCO 5006 for 40 months in Australia. Following its current contract with Noble Energy in Israel, the rig will mobilize to a shipyard for upgrades ahead of commencement with Inpex in 3Q14.

Ensco plc
Fleet Status Report
17 December 2012

Monthly Changes

Bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth' (1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Deepwater

North & South America (excluding Brazil)
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	BP	Low 490s	U.S. Gulf of Mexico	Jun. 16	Zero rate for 15 days in 4Q12. Plus cost adjustments
ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Petrobras	Mid 430s	U.S. Gulf of Mexico	Jul. 16	Eligible for bonus opportunity up to 17%, plus cost adjustments
ENSCO 8500	Semisubmersible DP	8500/10000	Anadarko/Eni	Low 300s	U.S. Gulf of Mexico	Sep. 13
Plus approx. $31,000 per day for lump sum payment of $20 million and one-time reimbursable costs of $27 million amortized over primary contract term.  Plus cost adjustments and four 1-year same-rate options

ENSCO 8501	Semisubmersible DP	8500/10000	Nexen/Noble Energy/Walter	High 370s	U.S. Gulf of Mexico	Aug. 13
Assigned to Walter for 1-well. Executing Noble's drilling program. Plus approx. $19,000 per day for mobilization expenses and upgrade costs amortized over primary contract term. Plus cost adjustments and unpriced options

ENSCO 8502	Semisubmersible DP	8500/10000	Nexen/LLOG	Mid 490s	U.S. Gulf of Mexico	Jul. 13	Assigned to LLOG. Plus approx. $35,000 per day for reimbursable mobilization expenses and upgrade costs amortized over 2-year contract term. Plus cost adjustments
ENSCO 8503	Semisubmersible DP	8500/10000	Cobalt	Mid 540s	U.S. Gulf of Mexico	Jan. 14	Plus approx. $54,000 per day for reimbursable mobilization expenses and upgrade costs amortized over 2-year contract term
ENSCO 8505	Semisubmersible DP	8500/10000	Anadarko/Apache/ Noble Energy	Low 480s	U.S. Gulf of Mexico	Jul. 14	Zero rate for approx. 16 days in 4Q12. Plus cost adjustments and two 1-year unpriced options
ENSCO 8506	Semisubmersible DP	8500/10000	Acceptance Testing/ Contracted		U.S. Gulf of Mexico	Jul. 15	Next to Anadarko for two and one half years, low 530s, with estimated commencement early Jan. 13. Plus cost adjustments

Brazil
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	BP	Low 550s	Brazil	Jul. 16	Zero rate for 14 days in 4Q12. Plus cost adjustments
ENSCO 7500	Semisubmersible DP	8000	Petrobras	Low 320s	Brazil	Aug. 14	Zero rate for 7 days in 4Q12. Eligible for bonus opportunity up to 5%. Plus approx. $20,000 per day for mobilization revenue and expenses amortized over primary contract term. Plus cost adjustments
ENSCO 6001	Semisubmersible - DP Megathyst	5700	Petrobras	Mid 270s	Brazil	Jun. 13	Zero rate for 20 days in 4Q12. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6002	Semisubmersible - DP Megathyst	5700	Petrobras	Mid 270s	Brazil	Jul. 13	Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6003	Semisubmersible - DP Megathyst	5700	Petrobras	Mid 310s	Brazil	Jan. 17	Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6004	Semisubmersible - DP Megathyst	5700	Petrobras	Mid 310s	Brazil	Oct. 16	Zero rate for approx. 15 days in 4Q12. Eligible for bonus opportunity up to 15%, plus cost adjustments

Europe & Mediterranean
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	6200/7500	Noble Energy	Mid 280s	Israel	Nov. 13
Rate increases Feb. 13 to mid 410s, plus cost adjustments. Then mobilize to Singapore shipyard under contract to Inpex for 40 month drilling program in Australia with estimated commencement 3Q14, initially low 460s, plus periodic rate increases. Plus initial estimate of $166,000 per day amortized over the duration of the drilling program for capital upgrades and day rates during shipyard stay and mobilizations

Ensco plc
Fleet Status Report
17 December 2012

Segment / Region / Rig	Design	Water Depth' (1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Middle East & Africa
ENSCO DS-1	Drillship - DP Gusto 10,000	6000/10000	Mobilizing/TOTAL		Angola	Dec. 15
Shipyard upgrade and inspection for 83 days at zero rate in 4Q12. Contracted to TOTAL with estimated commencement late Dec. 12, low 350s. Plus unpriced options and cost adjustments. Eligible for bonus opportunity up to 5%

ENSCO DS-2	Drillship - DP Gusto 10,000	6000/10000	TOTAL	Low 480s	Angola	Jul. 13	Zero rate for approx. 12 days in 4Q12. Planned inspection early 3Q13 for approx. 25 days at zero rate. Eligible for bonus opportunity up to 5%, plus cost adjustments
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	Mobilizing		Angola	Feb. 18
Contracted to BP for five years, low 520s, with estimated commencement mid Feb. 13. Plus approx. $103,000 per day amortized over 5-year contract term for special day rate ahead of mobilization, upgrade costs and estimated reimbursable mobilization expenses. Plus cost adjustments and two 1-year options at mutually agreed rates

ENSCO 5001	Semisubmersible - Conv Sonat	5000/6500	PetroSA	Low 280s	South Africa	Dec. 14
Zero rate for 42 days in 4Q12 for mobilization. -----. Plus approx. $7,500 per day for reimbursable mobilization expenses amortized over primary contract term to Dec. 14. Plus two 1-well options, low 320s

Asia & Pacific Rim
ENSCO 8504	Semisubmersible DP	8500/10000	TOTAL/Shell	Mid 430s	Brunei	Jan. 13
Sublet to Shell. Plus cost adjustments. Sublet to Petronas Carigali in Brunei to Feb. 13, low 430s. Then expect to work to Jul. 13, low 460s. Next to Shell in Malaysia for 22 months, mid 530s. Plus cost adjustments

Under Construction
ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	Under construction		South Korea	3Q13
ENSCO DS-8	Drillship, DP3 Samsung GF12000	10000/12000	Under construction		South Korea	3Q14
ENSCO DS-9	Drillship, DP3 Samsung GF12000	10000/12000	Under construction		South Korea	4Q14

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.

Ensco plc
Fleet Status Report
17 December 2012

Segment / Region / Rig	Design	Water Depth' (1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Midwater

Brazil
ENSCO 5000	Semisubmersible - Conv Neptune Pentagon	2300/2650	Petrobras	High 230s	Brazil	Jul. 13	Zero rate for approx. 7 days in 4Q12. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 5002	Semisubmersible - Conv Aker H-3	1000	OGX	Low 220s	Brazil	Nov. 13
ENSCO 5004	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	OGX	Mid 230s	Brazil	Nov. 13
ENSCO 6000	Semisubmersible - DP Amethyst	3400/4000	Petrobras	Low 200s	Brazil	Apr. 14	Currently outfitted for workover activity. Eligible for bonus opportunity up to 18%, plus cost adjustments. Rate increases Apr. 13 to mid 270s

Middle East & Africa
ENSCO 5003	Semisubmersible - Conv Aker H-3	1000	Sold		-----		Sold in 4Q12 for $70.0 million. Book value equaled $89.3 million

Asia & Pacific Rim
ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500/1700	Mobilizing			2Q13	Mobilizing to Singapore for planned inspection and shipyard upgrades

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.

Ensco plc
Fleet Status Report
17 December 2012

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Jackups

North & South America (excluding Brazil)

U.S. Gulf of Mexico
ENSCO 68	MLT 84-CE	400	Chevron	Low 130s	Gulf of Mexico	Jan. 14	Rate increases Jan. 13 to mid 130s. Day rate does not include certain extra reimbursable costs
ENSCO 69	MLT 84-Slot	300	Cold stacked		Gulf of Mexico
ENSCO 75	MLT Super 116-C	400	Apache	Low 130s	Gulf of Mexico	Jan. 14	Zero rate for 9 days in 4Q12. Plus cost adjustments. Rate increases Jan. 13 to high 130s. Plus cost adjustments
ENSCO 81	MLT 116-C	350	Dynamic	Low 90s	Gulf of Mexico	Apr. 13
ENSCO 82	MLT 116-C	300	Energy XXI	Low 120s	Gulf of Mexico	Mar. 13
ENSCO 86	MLT 82 SD-C	250	Ankor	Low 100s	Gulf of Mexico	Jan. 13	Next to Apache to Jul. 13, low 110s
ENSCO 87	MLT 116-C	350	Apache	Mid 110s	Gulf of Mexico	Jul. 13	Rate increases Jan. 13 to low 120s
ENSCO 90	MLT 82 SD-C	250	Energy XXI	Low 90s	Gulf of Mexico	Jan. 13
ENSCO 99	MLT 82 SD-C	250	Energy XXI	Mid 70s	Gulf of Mexico	Jan. 13	Zero rate for 14 days in 4Q12
Pride Wisconsin	MLT-Slot	300	Cold stacked		Gulf of Mexico

Mexico
ENSCO 83	MLT 82 SD-C	250	-----/Shipyard	-----	Mexico	Jan. 13	Shipyard inspection for approx. 25 days in 4Q12 and approx. 10 days in 1Q13 at zero rate. Expect to work until Sep. 16, low 90s
ENSCO 89	MLT 82 SD-C	250	-----/Pemex	Low 90s	Mexico	Nov. 15	-----. Shipyard inspection 4Q12 for 25 days at zero rate
ENSCO 93	MLT 82 SD-C	250	-----/Pemex	Low 90s	Mexico	Jun. 15	-----. Shipyard inspection 4Q12 for 40 days at zero rate
ENSCO 98	MLT 82 SD-C	250	-----/Pemex	Low 90s	Mexico	Aug. 15	-----. Shipyard inspection 4Q12 for 59 days at zero rate

Europe

North Sea
ENSCO 70	Hitachi K1032N	250	RWE Dea	High 80s	UK	Sep. 13	Rate increases Mar. 13 to mid 140s. Plus one 1-well unpriced option. Planned shipyard upgrade and inspection late 3Q13 for approx. 90 days at zero rate. Then to RWE Dea to Feb. 14, mid 140s
ENSCO 71	Hitachi K1032N	225	Maersk	Low 110s	Denmark	May 13
Shipyard upgrade for 19 days in 4Q12 at zero rate. Plus approx. $13,000 per day for reimbursable upgrade cost amortized Oct. 12 to May 13. Plus three 1-year options at escalating day rates and one 1-year at mutually agreed rate

ENSCO 72	Hitachi K1025N	225	Maersk	Low 110s	Denmark	Aug. 13	Plus approx. $7,000 per day for reimbursable upgrade cost amortized Aug. 12 to Aug. 13. Plus three 1-year options at escalating day rates and one 1-year option at mutually agreed rate
ENSCO 80	MLT 116-CE	225	Perenco	Mid 90s	UK	Apr. 13	Plus cost adjustments and unpriced options. Next to EOG to Jan. 14, high 90s. Rate increases mid Oct. 13 to low 130s and mid Nov. 13 to high 130s. Then to GDF to Jan. 17, high 130s
ENSCO 92	MLT 116-C	225	RWE Dea	High 80s	UK	May 13
Rate increases late Dec. 12 to mid 140s. Plus one 1-well unpriced option. Next to Tullow to Sep. 13, low 130s. Rate increases Jul. 13 to mid 140s. Plus cost adjustments. Then to Bridge to Jan. 14, mid 140s. Plus cost adjustments

ENSCO 100	MLT 150-88-C	350	E.ON	High 150s	UK	Feb. 13	Planned shipyard inspection 1Q13 for approx. 35 days at zero rate. Next to Ithaca to Sep. 14, low 160s. Plus cost adjustments and two 1-well options
ENSCO 101	KFELS MOD V-A	400	Maersk	Low 200s	UK	Jan. 13
Plus cost adjustments. Planned shipyard inspection 1Q13 for approx. 25 days at zero rate. Next to Tullow to Jun. 13, mid 210s. Plus cost adjustments. Then to DONG in Denmark to Nov. 13, low 220s. Plus cost adjustments and two 25-day unpriced options. Then to BP in UK to Dec. 14, mid 210s, plus two 6-month unpriced options

ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Low 200s	UK	Jun. 16
Planned shipyard inspection for approx. 15 days in 1Q13 and approx. 10 days in 2Q13 at zero rate. Rate firm for 8 wells (est. through Jun. 14) thereafter at mutually agreed rate. Plus cost adjustments and unpriced options

Ensco plc
Fleet Status Report
17 December 2012

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Middle East & Africa

Middle East
ENSCO 54	F&G L-780 Mod II-C	300	Bunduq	Mid 90s	UAE	Mar. 13	Plus cost adjustments. Zero rate for 42 days in 4Q12 while in shipyard. Next to BG in India Apr. 13 to Sep. 13, low 140s. Plus approx. $9,000 per day for mobilization amortized over contract term
ENSCO 58	F&G L-780 Mod II	250	Saudi Aramco	Mid 60s	Saudi Arabia	Jan. 14	Planned inspection mid 1Q13 for approx. 45 days at zero rate. Plus one 1-year same rate option
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100s	Saudi Arabia	Jun. 14	Planned inspection 4Q13 for approx. 20 days at zero rate. Plus one 1-year option, high 150s
ENSCO 84	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Nov. 14	Planned shipyard upgrade late 3Q13 for approx. 80 days at zero rate. Plus one 1-year option, mid 70s
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 60s	Qatar	Jun. 13	Rate increases Jan. 13 to low 80s. Next planned shipyard upgrade and mobilization for approx. 120 days at zero rate. Then to Saudi Aramco Oct. 13 to Sep. 16, low 100s
ENSCO 91	Hitachi Zosen Drill Hope C-150	270	Saudi Aramco	High 60s	Saudi Arabia	Aug. 14	Plus one 1-year option, mid 90s
ENSCO 94	Hitachi 250-C	250	-----/Shipyard	-----	Qatar	Apr. 13	Planned shipyard upgrade and mobilization late 4Q12 for approx. 120 days at zero rate. Then to Saudi Aramco to Apr. 16, low 100s
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Dec. 14	Planned shipyard upgrade mid 2Q13 for approx. 80 days at zero rate. Plus one 1-year option, mid 70s
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Nov. 14	Planned shipyard upgrade for approx. 45 days in 1Q13 and approx. 35 days in 2Q13 at zero rate. Plus one 1-year option, mid 70s
Pride Pennsylvania	MLT	300	Cold stacked		Bahrain

Asia & Pacific Rim

Southeast Asia / Australia
ENSCO 52	F&G L-780 Mod II-C	300	Murphy	High 70s	Malaysia	Apr. 14
Plus cost adjustments and one 1-year unpriced option. Plus approx. $2,000 per day for upgrade costs amortized Apr. 12 to Apr. 13. Planned shipyard upgrade for approx. 59 days in 1Q13 and approx. 13 days in 2Q13 at zero rate

ENSCO 53	F&G L-780 Mod II-C	300	BC Petroleum	Low 100s	Malaysia	May 13
ENSCO 56	F&G L-780 Mod II-C	300	Pertamina	Mid 70s	Indonesia	Apr. 13	Plus one 6-month unpriced option. Planned shipyard time 2Q13 for approx. 70 days at zero rate
ENSCO 67	MLT 84-CE	400	Pertamina	Low 100s	Indonesia	Jan. 13	Plus one 8-month unpriced option
ENSCO 85	MLT 116-C	300	Pearl (Mubadala)	High 110s	Thailand	Jan. 13	Plus cost adjustments. Then to Pertamina in Indonesia to Jan. 14, mid 130s. Plus approx. $7,000 per day for mobilization amortized Jan. 13 to Jan. 14. Plus one 8-month unpriced option
ENSCO 104	KFELS MOD V-B	400	Apache	High 180s	Australia	May 13	Plus cost adjustments
ENSCO 105	KFELS MOD V-B	400	-----/Shipyard	-----	Singapore	Feb. 13	-----. Planned shipyard time for 32 days in 4Q12 and approx. 40 days in 1Q13 at zero rate. Next expect to work to Feb. 14, low 150s, plus one 1-year unpriced option
ENSCO 106	KFELS MOD V-B	400	Newfield	High 130s	Malaysia	Oct. 13	Plus cost adjustments
ENSCO 107	KFELS MOD V-B	400	Thang Long JOC (PV Drilling)	High 140s	Vietnam	Jan. 13	Plus approx. $8,000 per day for mobilization amortized Aug. 12 to Nov. 12. Plus cost adjustments and one 1-well unpriced option
ENSCO 108	KFELS MOD V-B	400	PTTEP	Mid 130s	Thailand	Apr. 14	Plus approx. $2,000 per day for upgrade costs amortized Apr. 12 to Apr. 14
ENSCO 109	KFELS MOD V-Super B	350	ENI/Murphy/ Vermillion/Santos	Low 180s	Australia	Apr. 13	Plus approx. $5,000 per day for mobilization amortized mid Aug. 12 to Mar. 13. Next expect to work to Jun. 13, mid 190s

Under Construction
ENSCO 120	KFELS Super A	400	Under construction/ contracted		Singapore	2Q13	Contracted to Nexen in the UK from 4Q13 to Mar. 15, low 230s. Plus cost adjustments and eleven 1-well options, mid 250s. Mob fee of $7.5 million to be amortized over primary contract term
ENSCO 121	KFELS Super A	400	Under construction		Singapore	4Q13
ENSCO 122	KFELS Super A	400	Under construction		Singapore	3Q14

Ensco plc
Fleet Status Report
17 December 2012

Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail / Contract Change	Comments

Other

Deepwater Drilling Management
Kizomba	Deepwater TLP Drilling Rig	5000	ExxonMobil	Mid 40s	Angola	Feb. 15	Currently reduced crew. Rate increases Jan. 13 to mid 80s with full crew complement
Thunderhorse	Deepwater Semisubmersible	6000	BP	Mid 90s	U.S. Gulf of Mexico	Jan. 13	Plus four 1-year priced options, plus cost adjustments
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	Low 60s	U.S. Gulf of Mexico	Jan. 15	Plus one 1-year priced option, plus cost adjustments

Definitions and Disclaimers

Day Rate Definition. The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, the Company occasionally negotiates special rates with customers as noted in the comments that reduce revenues recognized during the contract term.

Rig Names. We are in the process of completing name changes on some of our rigs, which may not yet be completed For the purpose of our Fleet Status Report, we are using the new names even when the name change has not been completed. Below is a legend showing the name changes.

Legend of rig names changing

ENSCO DS-1	Pride Africa	ENSCO 6000	Pride South America	ENSCO 5002	Pride Sea Explorer

ENSCO DS-2	Pride Angola	ENSCO 6001	Pride Carlos Walter	ENSCO 5003	Pride South Seas

ENSCO DS-3	Deep Ocean Ascension	ENSCO 6002	Pride Brazil	ENSCO 5004	Pride Venezuela

ENSCO DS-4	Deep Ocean Clarion	ENSCO 6003	Pride Rio de Janeiro	ENSCO 5005	Pride South Atlantic

ENSCO DS-5	Deep Ocean Mendocino	ENSCO 6004	Pride Portland	ENSCO 5006	Pride North America

ENSCO DS-6	Deep Ocean Molokai	ENSCO 5000	Pride Mexico	ENSCO 58	Pride North Dakota

ENSCO DS-7	Deep Ocean Marquesas	ENSCO 5001	Pride South Pacific	ENSCO 91	Pride Montana

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates; cost adjustments; utilization; estimated rig availability; contract duration, status, terms and other contract commitments; customers; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; and scheduled delivery dates for new rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including governmental regulatory, legislative and permitting requirements affecting drilling operations; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; downtime and other risks associated with offshore rig operations, relocations, severe weather or hurricanes; possible cancellation or suspension of drilling contracts as a result of mechanical difficulties, performance or other reasons; risks inherent to shipyard rig construction, repair, maintenance or enhancement; actual contract commencement dates; environmental or other liabilities, risks or losses; our ability to attract and retain skilled personnel on commercially reasonable terms; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; and the outcome of litigation, legal proceedings, investigations or other claims or contract disputes.  In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com.  Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.